                                                                   EXHIBIT 4.14

                                                          Execution Counterpart



                 AMENDMENT NO. 5 TO DEED OF TRUST, MORTGAGE, SECURITY
               AGREEMENT, ASSIGNMENT OF PRODUCTION, FINANCING STATEMENT
                     (PERSONAL PROPERTY INCLUDING HYDROCARBONS),
                                  AND FIXTURE FILING


          THIS AMENDMENT NO. 5 TO DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION, FINANCING STATEMENT (PERSONAL PROPERTY INCLUDING HYDROCARBONS) AND FIXTURE FILING (this "AMENDMENT") is entered into as of February 3, 1998 at 9:00 a.m., Mountain Time (the "EFFECTIVE DATE") by and between FOREST OIL CORPORATION, a New York corporation with an address for notice hereunder of 1500 Colorado National Building, 950 17th Street, Denver, Colorado 80202 ("MORTGAGOR") to:

          1. THE CHASE MANHATTAN BANK, with an address at One Chase Manhattan Plaza, New York, New York 10081, as agent for each bank referred to below and as agent for The Chase Manhattan Bank of Canada and the Canadian Lenders (as defined below) in connection with the Canadian Guarantee (as defined below) (in such capacity, the "AGENT") (the Agent, together with its successors in such capacity, is hereinafter referred to as the "SECURED PARTY"), as to any and all portions of the Collateral EXCEPT those portions of the Collateral which (i) are located in the State of Texas or in offshore waters adjacent to the State of Texas and subject to the laws of the State of Texas and
          (ii) constitute interests in or to real property under the law of the State of Texas (the "DT COLLATERAL"); and

          2. Mary Jo Woodford, with an address at 270 Park Avenue, New York, New York 10017, as trustee (successor to Richard F. Betz) (in such capacity, together with her successors and assigns in such capacity, the "TRUSTEE"), but only as to the DT Collateral.

A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT. IN CERTAIN STATES, A POWER OF SALE MAY ALLOW THE SECURED PARTY TO TAKE THE COLLATERAL AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR UNDER THIS INSTRUMENT.

                                   R E C I T A L S

          A. Mortgagor, certain banks (collectively, the "ORIGINAL BANKS"), and the Agent were parties to a Credit Agreement dated as of December 1, 1993 (as heretofore modified and supplemented and in effect on the date hereof (the "ORIGINAL CREDIT AGREEMENT").

          B. Mortgagor, certain banks (collectively, the "EXISTING BANKS"), and the Agent amended and restated the Original Credit Agreement pursuant to an Amended and Restated Credit Agreement dated as of August 31, 1995.

          C. Mortgagor, the Existing Banks and the Agent further amended and restated the Original Credit Agreement pursuant to a Second Amended and Restated Credit Agreement dated as of January 31, 1997 (the "SECOND AMENDED AND RESTATED CREDIT AGREEMENT").

          D. Mortgagor, the Existing Banks and the Agent amended the Second Amended and Restated Credit Agreement pursuant to an Amendment No. 1 and Waiver dated as of April 1, 1997.

          E. Mortgagor, the Existing Banks and the Agent amended the Second Amended and Restated Credit Agreement pursuant to an Amendment No. 2 dated as of August 19, 1997.

          F. Mortgagor, the Existing Banks and the Agent amended the Second Amended and Restated Credit Agreement pursuant to an Amendment No. 3 dated as of September 26, 1997.

          G. Mortgagor, the Existing Banks and the Agent amended the Second Amended and Restated Credit Agreement pursuant to an Amendment No. 4 dated as of January 6, 1998.

          H. Mortgagor, certain banks (collectively, the "BANKS") and the Agent have agreed to further amend and restate the Second Amended and Restated Credit Agreement pursuant to a Third Amended and Restated Credit Agreement dated as of February 3, 1998 (as the same may be further amended and restated and in effect from time to time, being referred to herein as the "CREDIT AGREEMENT").

          I. The Credit Agreement is secured by, among other things, that certain Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing dated as of December 1, 1993 from Mortgagor to Secured Party and Trustee (as heretofore modified and supplemented, the "DEED OF TRUST").

          J. The Deed of Trust was amended by Amendment No. 1 to Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing dated as of June 3, 1994. The Deed of Trust was further amended by Amendment No. 2 to Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing dated as of August 31, 1995, by Amendment No. 3 to Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing dated as of January 31, 1997 and by Amendment No. 4 to Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing dated as of August 19, 1997. The Deed of Trust, Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4 were duly recorded as set forth on Schedule 1 attached hereto.

          K. Mortgagor and Secured Party now desire to further amend the Deed of Trust to secure all indebtedness under the Credit Agreement, notwithstanding any extensions or renewals of the Credit Agreement or any amendments to the Credit Agreement at any time maturing August 19, 2001 and secure all obligations arising pursuant to the guarantee (the "CANADIAN GUARANTEE") among the Mortgagor and The Chase Manhattan Bank of Canada, as administrative agent (the "CANADIAN AGENT") for the lenders (the "CANADIAN LENDERS") party to the Second Amended and Restated Credit Agreement dated as of April 1, 1997 among 611852 Saskatchewan Ltd. (the "CANADIAN SUBSIDIARY"), the Canadian Lenders and the Canadian Agent, as amended by Amendment No. 1 dated as of August 19, 1997, Amendment No. 2 dated as of September 26, 1997, Amendment No. 3 dated as of January 6, 1998 and Amendment No. 4 dated as of February 3, 1998 and as the same may be amended, restated, modified and supplemented and in effect from time to time (the "CANADIAN CREDIT AGREEMENT").

          L. Mortgagor and Secured Party now desire to further amend the Deed of Trust to provide for the continuation of the mortgage lien and security interest provided under the Deed of Trust by Mortgagor to the Secured Party, for the benefit of itself, the Banks and the Canadian Lenders.

          NOW, THEREFORE, in view of the foregoing, Mortgagor and Secured Party do hereby agree as follows:

          1. All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Deed of Trust.

          2. All references in the Deed of Trust to "this Instrument", as defined in the opening paragraph of the Deed of Trust shall mean the Deed of Trust as amended hereby and as the same may from time to time be further amended or supplemented.

          3. The Deed of Trust is hereby amended: (i) by deleting Recital 1 in its entirety and substituting the following therefor:

               "1. Pursuant to the terms of the Third Amended and Restated Credit Agreement dated as of February 3, 1998, among Mortgagor, certain banks (collectively, the "BANKS"), the Subsidiary Guarantors and the Secured Party (and as the same may be amended, supplemented and otherwise modified and in effect from time to time, the "CREDIT AGREEMENT"), the Banks have agreed to make loans from time to time under a revolving credit facility to the Mortgagor the aggregate principal or stated amount of which shall not exceed $300,000,000 at any one time (maturing August 19, 2001), and issue or acquire participation interests in letters of credit for account of Mortgagor the aggregate amount of the liabilities of the Banks under which shall not exceed $10,000,000.00. Pursuant to the terms of the Canadian Credit Agreement (as defined below), the Canadian Lenders have agreed to make loans and issue or acquire participation interests in bankers' acceptances from time to time under a revolving credit facility to the Canadian Subsidiary (as defined below) the aggregate principal or stated amount of which shall not exceed $25,000,000 at any one time outstanding (maturing August 19, 2001), and issue or acquire participations in letters of credit for the account of the Canadian Subsidiary the aggregate amount of the liabilities of the Canadian Lenders under which shall not exceed Canadian dollars $15,000,000, provided that the Mortgagor provides the Canadian Guarantee (as defined below) in favor of the Canadian Agent (as defined below) and the Canadian Lenders (as defined below)."; and

          (ii) By deleting Section 9.01(ii) and substituting the following therefor:

                    "(ii) the maximum amount of the Obligations that may be outstanding at any time and from time to time that this Instrument secures is fixed at $350,000,000."

          4. Mortgagor hereby confirms that pursuant to and subject to the terms of the Deed of Trust, it has heretofore absolutely and unconditionally granted, bargained, sold, assigned, transferred and conveyed the DT Collateral to the Trustee and granted to the Secured Party a security interest in those portions of the Collateral which (i) are located in the State of Texas or in offshore waters adjacent to the State of Texas and subject to the laws of the State of Texas and (ii) do not constitute DT Collateral.

          5. Mortgagor hereby confirms that pursuant to and subject to the Deed of Trust, it has heretofore absolutely and unconditionally granted, bargained, sold, assigned, transferred, pledged, mortgaged, warranted and conveyed to the Secured Party and granted the Secured Party a security interest in all of the Collateral (except the DT Collateral), including, without limitation, all severed and extracted Hydrocarbons and other minerals produced from or attributable to the Mortgaged Property, including, without limitation, all of the proceeds thereof.

          6. Mortgagor hereby acknowledges the Obligations, whether now existing or to arise hereafter, and confesses judgement thereon in favor of the Secured Party if the Obligations are not paid when due.

          7. The parties hereto hereby acknowledge and agree that except as specifically amended, changed or modified hereby, the Deed of Trust shall remain in full force and effect in accordance with its terms. None of the rights, titles and interests existing and to exist under the Deed of Trust are hereby released, diminished or impaired, and Mortgagor hereby reaffirms all agreements and covenants and acknowledges and agrees that, except as previously disclosed by Mortgagor under the Deed of Trust (except to the extent same relate to Collateral that is no longer owned by Mortgagor and other than the representation and warranty set forth in the first sentence of Section 2.02(c) of the Deed of Trust) are true and correct in all material respects as of the date hereof. Mortgagor also represents and warrants to the Banks that the current net overproduced position of the Mortgagor with respect to Hydrocarbons produced from the Mortgaged Properties (expressed in volumetric terms) is not materially greater than the overproduced position of the Mortgagor with respect to the Mortgaged Properties as of January 31, 1997.

          8. INSOFAR AS PERMITTED BY OTHERWISE APPLICABLE LAW, THIS AMENDMENT SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (EXCLUDING CHOICE OF LAW AND CONFLICT OF LAW RULES). MORTGAGOR HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF NEW YORK AND EACH OTHER STATE WHERE THE COLLATERAL IS LOCATED AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THIS AMENDMENT, THE BASIC DOCUMENTS OR THE OBLIGATIONS IN THE CASE OF A PROCEEDING IN ANY OF SUCH STATES, BY SERVING THE SECRETARY OF STATE OF SUCH STATE IN ACCORDANCE WITH ANY APPLICABLE PROVISIONS OF SUCH STATE'S LAW GOVERNING SERVICE OF PROCESS UPON FOREIGN CORPORATIONS OR ENTITIES.

          9. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof.

          10. Mortgagor and the Agent acknowledge that the execution of Amendment No. 5 does not constitute a payment or prepayment of the Second Amended and Restated Credit Agreement, but constitutes an amendment, extension, increase, and modification of the terms thereof.

          11. For purposes of executory process under Louisiana law, the Mortgagor declares that on this ___ day of ___________, 1998, but effective for all purposes as of the Effective Date, it has appeared in the presence of the undersigned Notary Public and two witnesses and has executed this amendment through Forest Dorn its Vice President, duly authorized pursuant to Resolutions of the Board of Directors of the Mortgagor, a certified copy of which is annexed hereto as Exhibit "A".

          12. Mortgagor and the Secured Party acknowledges that none of the Obligations have been presented to the undersigned Notary Public to be paraphed for identification with this amendment.

          13. Notwithstanding any reference herein to the Credit Agreement, the Canadian Guarantee or any other Basic Document, no third party shall be obligated to inquire as to whether any term or condition set forth therein has occurred but shall be entitled to rely upon the certificate of the Secured Party as to all events, including but not limited to the occurrence of an Event of Default.

          14. For purposes of executory process, the Mortgagor acknowledges and agrees that the existence, amount, terms, and maturity of the Obligations may be proven by affidavit or verified petition, in accordance with Louisiana law as now existing or hereafter enacted.

          THUS DONE AND PASSED on this day 2nd day of February, 1998, (the "EFFECTIVE DATE") effective for all purposes as of the Effective Date, in my presence and in the presence of the undersigned competent witnesses who hereunto sign their names with Mortgagor and me, Notary, after reading of the whole.

                                       MORTGAGOR:

                                       FOREST OIL CORPORATION


                                       By: /s/ Daniel G. Blanchard
                                          ----------------------------------
                                          Name:  Daniel G. Blanchard
                                          Title: Treasurer

WITNESSES:


/s/ Teresa J. Marano
------------------------------


/s/ Barbara E. Chesebro
------------------------------


                                /s/ Michele M. Miller
                            ------------------------------
                                    Notary Public

          THUS DONE AND PASSED on this 2nd day of February, 1998, (the "EFFECTIVE DATE") effective for all purposes as of the Effective Date, in my presence and in the presence of the undersigned competent witnesses who hereunto sign their names with the Agent and the Trustee and me, Notary, after reading of the whole.

                                       AGENT:

                                       THE CHASE MANHATTAN BANK


                                       By: /s/ Mary Jo Woodford
                                          ----------------------------------
                                          Name:  Mary Jo Woodford
                                          Title: Vice President

                                       TRUSTEE:


                                       By: /s/ Mary Jo Woodford
                                          ----------------------------------
                                          Name:  Mary Jo Woodford
                                          Title: Vice President

WITNESSES:

/s/ Esther C. Alleyne
------------------------------
    Esther C. Alleyne

/s/ Paul Common
------------------------------
    Paul Common

                            /s/ Ruby V. Tulloch
                            ------------------------------
                                    Notary Public
                                    Ruby V. Tulloch

                                                                      EXHIBIT A

                                 NOTARY'S CERTIFICATE

The undersigned Notary Public hereby certifies that attached hereto are certified copies of Resolutions produced by the Mortgagor and attached by me to this Amendment No. 5 to Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing executed by Mortgagor this 2nd day of February, 1998 and effective for all purposes as of February 2, 1998.


                                     /s/ B. L. Affleck
                            --------------------------------------
                                       Notary Public

                            Notary: State of Colorado
                            Printed Name: B. L. Affleck
                            My Commission Expires: August 19, 1999

                     RESOLUTIONS OF THE BOARD OF DIRECTORS


     RESOLVED, that this Company be, and hereby is, authorized to borrow and receive up to an aggregate amount of $275,000,000 under a revolving credit facility, including a $10,000,000 letter of credit subfacility (the "LOANS"), as set forth in the Third Amended and Restated Credit Agreement between Company, the Chase Manhattan Bank, as administrative agent for the Banks ("AGENT"), and other lenders signatory thereto (the "BANKS"); and be it further

     RESOLVED, that any officer of this Company is hereby authorized and empowered to agree upon with the Agent and the Banks the terms and provisions of and execute and deliver for and on behalf of this Company the Third Amended and Restated Credit Agreement, promissory notes, certificates, borrowing, conversion or continuation notices in connection with the Loans; and be it further

     RESOLVED, that this Company grant to the Agent and the Banks a lien upon and/or a security interest in such assets of this Company as may be agreed upon between any of said officers and the Agent and Banks as security for this Company's indebtedness, obligations and liabilities to the Banks under the Third Amended and Restated Credit Agreement and the other agreements executed in connection therewith; and that any of said officers are authorized to execute and deliver for and on behalf of this Company, mortgages, deeds of trust, assignments, security or pledge agreements, financing statements and such other instruments as may be required by Banks in connection with such lien and/or security interest and containing such terms and conditions as may be acceptable or agreeable to any of said officers, including, without limitation, a waiver of appraisement, pact de non alienando, confession of judgment and the usual Louisiana security clauses; such acceptance and agreement to be conclusively evidenced by any of said officer's execution; and be it further

     RESOLVED, that any of said officers are authorized and empowered to do or cause to be done all such acts or things and to sign and deliver, or cause to be signed and delivered, all such amendments, supplements, extensions and other documents, instruments or certificates (including without limitation any and all amendments, supplements, extensions and other documents, notices and certificates required or permitted to be given or made to the Agent and the Banks under the terms of any of the instruments executed on behalf of this Company in connection with the Third Amended and Restated Credit Agreement, the other agreements executed in connection therewith, the grant of a lien and/or security interest as authorized by these Resolutions or otherwise contemplated by the Third Amended and Restated Credit Agreement), in the name and on behalf of this Company or otherwise, as any of said officers, in their discretion, may deem necessary, advisable or appropriate to effectuate or carry out the purposes and intent of the foregoing Resolutions and to perform the obligations of this Company under all instruments and agreements executed on behalf of this Company in connection with the Third Amended and Restated Credit Agreement and the grant of a lien upon and/or security interest in assets of this Company as authorized by these Resolutions; and be it further

     RESOLVED, that this Company guarantee the payments and performance of the indebtedness, obligations, liabilities of (a) 611852 SASKATCHEWAN LTD., a corporation duly organized and validly existing under the laws of the Province of Saskatchewan, Canada ("SASKATCHEWAN") up to an aggregate principal amount of $25,000,000 under a revolving credit facility including a $15,000,000 (CDN) letter of credit subfacility, as set forth in that certain Second Amended and Restated Credit Agreement (such agreement, as amended "FUNDING CO. CREDIT AGREEMENT") between Saskatchewan, each of the lenders that is signatory thereto ("CANADIAN LENDERS") and THE CHASE MANHATTAN BANK OF CANADA as administrative agent for the Canadian Lenders (the "CANADIAN AGENT"), and (b) CANADIAN FOREST OIL LTD., a corporation organized under the laws of the Province of Alberta, Canada ("CANADIAN FOREST") up to an aggregate principal amount of $25,000,000 under a revolving credit facility, including a $15,000,000 (CDN) letter of credit subfacility, as set forth in that certain Second Amended and Restated Credit Agreement (such agreement, as amended, the "CANADIAN FOREST CREDIT AGREEMENT") between Canadian and Saskatchewan as lender; and be it further

     RESOLVED, that such guaranties authorized by these Resolutions may reasonably be expected to benefit, directly or indirectly, this Company; and be it further

     RESOLVED, that any officer of this Company is hereby authorized and empowered to agree upon with the Canadian Agent and the Canadian Lenders the terms and provisions of and execute and deliver for and on behalf of this Company instruments of guaranty, which guaranties may be absolute and primary and extend to principal and interest on such indebtedness, obligations and liabilities and with such agreement to the terms and provisions of such instruments of guaranty to be conclusively evidenced by any of said officers' execution and delivery of such instruments of guaranty; and be it further

     RESOLVED, that any of said officers are authorized and empowered to do or cause to be done all such acts or things and to sign and deliver, or cause to be signed and delivered, all such amendments, supplements, extensions and other documents, instruments or certificates (including without limitation any and all notices and certificates required or permitted to be given or made to the Canadian Agent and Canadian Lenders under the terms of any of the instruments executed on behalf of this Company in connection with its guarantee and the other agreements executed in connection therewith, or as authorized by these Resolutions, in the name and on behalf of this Company or otherwise, as any of said officers, in their discretion, may deem necessary, advisable or appropriate to effectuate or carry out the purposes and intent of the foregoing Resolutions and to perform the obligations of this Company under all instruments and agreements executed on behalf of this Company in connection with its guarantee; and be it further

     RESOLVED, that all acts, transactions or agreements undertaken prior to the adoption of these Resolutions by any of the officers or representatives of this Company in its name and for its account with the Agent, the Canadian Agent, the Banks and the Canadian Lenders in connection with the foregoing matters are hereby ratified, confirmed and adopted by this Company, and be it further

     RESOLVED, that the execution by any said officers of any document authorized by the foregoing Resolutions or any document executed in the accomplishment of any action or actions so authorized, is (or shall become upon delivery) the enforceable and binding act and obligation of this Company, without the necessity of the signature or attestation of any other officer of this Company or the affixing of the corporate seal; and be it further

     RESOLVED, that the Secretary of this Company is hereby authorized and directed to certify these Resolutions to the Agent, the Canadian Agent, the Banks and Canadian Lenders.

                                ACKNOWLEDGEMENT

STATE OF COLORADO        )
                          : ss.
COUNTY OF COLORADO       )

          BE IT REMEMBERED that I, the undersigned Notary Public duly qualified, commissioned, sworn and acting in and for the county and state aforesaid, hereby certify that, on February 2, 1998 there personally appeared before me, the following person, being the designated officer of the corporation set opposite his name, and such corporation being a party to the foregoing Amendment:

          Daniel G. Blanchard, the Treasurer of Forest Oil Corporation,

          This Amendment was acknowledged before me on this 2nd day of February, 1998 by Daniel G. Blanchard, of Forest Oil Corporation, a New York corporation, on behalf of said corporation.

          LOUISIANA

          Who being by me duly sworn, deposed and said that he is the designated officer of said corporation described in and which executed the foregoing Amendment, that he signed his name thereto by order of the Board of Directors of said corporation, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the free act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and official notarial seal, in the County of Denver, State of Colorado, this 2nd day of February, 1998.


                                /s/ Michele M. Miller
                         ----------------------------------------

                         Notary Public, State of Colorado

                         Notary's Printed Name: Michele M. Miller

                         My Commission expires:  9/29/00

                                ACKNOWLEDGEMENT

STATE OF NEW YORK   )
                    : ss.
COUNTY OF NEW YORK  )

          BE IT REMEMBERED that I, the undersigned Notary Public duly qualified, commissioned, sworn and acting in and for the county and state aforesaid, hereby certify that, on February 2, 1998 there personally appeared before me, the following person, being the designated officer of the bank set opposite her name, and such corporation being a party to the foregoing Amendment:

          Mary Jo Woodford, a Vice President of The Chase Manhattan Bank.

          This Amendment was acknowledged before me on this 2nd day of February, 1998 by Mary Jo Woodford, of The Chase Manhattan Bank, on behalf of said bank.

          LOUISIANA

          Who being by me duly sworn, deposed and said that she is the designated officer of said bank described in and which executed the foregoing Amendment, that she signed her name thereto by order of the Board of Directors of said bank, and acknowledged to me that she executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the free act and deed of said bank.

          IN WITNESS WHEREOF, I have hereunto set my hand and official notarial seal, in the County of New York, State of New York, this 2nd day of February, 1998.

                         /s/ Ruby V. Tulloch
                         ----------------------------------------
                         Ruby V. Tulloch
                         Notary Public, State of New York

                                ACKNOWLEDGEMENT

STATE OF NEW YORK  )
                    : ss.
COUNTY OF NEW YORK )

          BE IT REMEMBERED that I, the undersigned Notary Public duly qualified, commissioned, sworn and acting in and for the county and state aforesaid, hereby certify that, on February 2, 1998 there personally appeared before me, the following person, being a party to the foregoing Amendment:

          This Amendment was acknowledged before me on this 2nd day of February, 1998 by Mary Jo Woodford.

          LOUISIANA

          Who being by me duly sworn, deposed and said that she is the Trustee described in the foregoing Amendment, that she signed her name thereto, and acknowledged to me that she executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as her free act and deed.


          IN WITNESS WHEREOF, I have hereunto set my hand and official notarial seal, in the County of New York, State of New York, this 2nd day of February, 1998.

                         /s/ Ruby V. Tulloch
                         ----------------------------------------
                         Ruby V. Tulloch
                         Notary Public, State of New York

                                                                     Schedule 1

                        SCHEDULE OF RECORDING INFORMATION

                             FOREST OIL CORPORATION

                                      and

                            THE CHASE MANHATTAN BANK
                                    as Agent

1. Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing dated December 1, 1993 executed by Forest Oil Corporation ("Forest") in favor of Bettylou J. Robert, as Trustee, for the benefit of The Chase Manhattan Bank, as Agent and in favour of the Agent (all recording references are to the Real Property Records):

     RECORDED IN THE STATE OF TEXAS
     ------------------------------

     COUNTY DATE FILED          RECORDING INFORMATION
     -----------------          ----------------------------
     Aransas   12/8/93                Recorded 12/10/93 as
                                      #192065

     Brazoria  12/8/93                Recorded 12/8/93 as
                                      #93-044178

     Calhoun   12/8/93                Recorded 12/8/93 in
                                      Volume 116, Page 73

     Chambers  12/8/93                Recorded 12/10/93 in
                                      Volume 93-225, Page 522

     Galveston 12/16/93               Recorded 12/16/93 as
                                      #9353245

     Hidalgo   12/8/93                Recorded 12/8/93 as
                                      #357731

     Jefferson 12/8/93                Recorded 12/8/93 as
                                      #93-41412

     Loving    12/8/93                Recorded 12/8/93 in
                                      Volume 45, Page 688

     Matagorda 12/8/93                Recorded 12/8/93 in
                                      Volume 366, Page 787

     Pecos     12/8/93                Recorded 12/8/93 in
                                      Volume 272, Page 25

     Reeves    12/8/93                Recorded 12/8/93 in
                                      Volume 533, Page 315

     Ward      12/8/93                Recorded 12/9/93 in
                                      Volume 175, Page 524

     RECORDED IN THE STATE OF OKLAHOMA
     ---------------------------------

     COUNTY DATE FILED          RECORDING INFORMATION
     -----------------          ----------------------------
     Caddo     12/8/93                Recorded 12/8/93 as
                                      No. 93 9150

     Oklahoma  12/8/93                Recorded 12/8/93 as
                                      No. 03908

     Washita   12/8/93                Recorded 12/8/93 as
                                      E-1333

     RECORDED IN THE STATE OF WYOMING
     --------------------------------

     COUNTY DATE FILED          RECORDING INFORMATION
     -----------------          ----------------------------
     Natrona   12/8/93                Recorded 12/8/93 as
                                      Instrument #535014

     RECORDED IN THE STATE OF LOUISIANA
     ----------------------------------

     A.   PARISH           DATE FILED      RECORDING INFORMATION
          ------           ----------      ---------------------
          Iberia           12/7/93         Entry No. 93-8912
                                           MOB A-633

          Vermilion        12/7/93         Mortgage Entry No. 9311419

          St. Mary         12/7/93         Entry No. 206,342
                                           MOB 677, folio 650

          Cameron          12/7/93         File 233834
                                           MOB 197, folio _____

          Plaquemines      12/7/93         MOB 231, folio 1

          Lafourche        12/7/93         Entry No. 759883
                                           MOB 657

          Terrebonne       12/7/93         Entry No. 927906
                                           MOB 959

          Jefferson        12/8/93         Entry No. 9368844
                                           MOB 3629, folio 248

     B.   Minerals Management Service
          Gulf of Mexico Region
          December 7, 1993

          Lease Files:

          OCS-G 0900, OCS-G 0986, OCS-G 0987, OCS-G 0991,
          OCS-G 0992, OCS-G 0993, OCS-G 0994, OCS-G 0995,
          OCS-G 0996, OCS-G 0997, OCS-G 1216, OCS-G 1217,
          OCS-G 1979, OCS-G 1980, OCS-G 1981, OCS-G 1982,
          OCS-G 5517, OCS-G 5625, OCS-G 7793, OCS-G 8434,
          OCS-G 8457, OCS-G 9627, OCS-G 9651, OCS-G 10742,
          OCS-G 10785, OCS-G 6178, OCS-G 6156, OCS-G 9086,
          OCS-G 5171, OCS-G 6048, OCS-G 6069, OCS-G 3738,
          OCS-G 8553, OCS-G 12509, OCS-G 0479.

     C. Financing Statement executed by Forest in connection with item # 1 above and filed as follows:

          LOCATION           DATE FILED      FILING INFORMATION
          --------           ----------      ------------------
          Secretary of        12/8/93              #230027
          State of Texas

2. UCC-1 Financing Statement by Forest Oil Corporation, as Debtor, and The Chase Manhattan Bank, as Secured Party.

     a.   Orleans Parish, Louisiana
          December 8, 1993
          Under UCC Entry No. 36-79419.

     b.   Minerals Management Service
          Gulf of Mexico Region
          December 7, 1993

          Lease Files:

          OCS-G 0900, OCS-G 0986, OCS-G 0987,
          OCS-G 0991, OCS-G 0992, OCS-G 0993, OCS-G 0994,
          OCS-G 0995, OCS-G 0996, OCS-G 0997, OCS-G 1216,
          OCS-G 1217, OCS-G 1979, OCS-G 1980, OCS-G 1981,
          OCS-G 1982, OCS-G 5517, OCS-G 5625, OCS-G 7793,
          OCS-G 8434, OCS-G 8457, OCS-G 9627, OCS-G 9651,
          OCS-G 10742, OCS-G 10785, OCS-G 6178, OCS-G 6156,
          OCS-G 9086, OCS-G 5171, OCS-G 6048, OCS-G 6069,
          OCS-G 3738, OCS-G 8553, OCS-G 12509, OCS-G 0479.

3. Amendment No. 1 to Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing dated June 3, 1994 executed by Forest Oil Corporation ("Forest") in favor of Bettylou J. Robert, as Trustee, for the benefit of The Chase Manhattan Bank, as Agent and in favour of the Agent:

     RECORDED IN THE STATE OF TEXAS
     ------------------------------

     COUNTY       DATE FILED          RECORDING INFORMATION
     ------       ----------          ---------------------
     Aransas        6/9/94         Recorded 6/13/94 as #195102

     Brazoria       6/8/94         Recorded 6/8/94 as #94-021546

     Calhoun        6/8/94         Recorded 6/9/94 in Volume 125,
                                   Page 905-915 #35684

     Chambers       6/8/94         Recorded 6/10/94 in
                                   Volume 94-240, Page 214

     Galveston      6/22/94        Recorded 6/22/94 as #9428381

     Hidalgo        6/14/94        Recorded 6/14/94 as #392138

     Jefferson      6/8/94         Recorded 6/8/94 as #94-9418637

     Loving         6/9/94         Recorded 6/9/94 in Volume 46,
                                   Page 231

     Matagorda      6/8/94         Recorded 6/8/94 in Volume 381,
                                   Page 504

     Pecos          6/9/94         Recorded 6/9/94 in Volume 274,
                                   Page 231

     Reeves         6/9/94         Recorded 6/10/94 in
                                   Volume 538, Page 228

     Ward           6/23/94        Recorded 6/23/94 in
                                   Volume 177, Page 41

     RECORDED IN THE STATE OF LOUISIANA
     ----------------------------------

     A.   COUNTY         DATE FILED     RECORDING INFORMATION
          ------         ----------     ---------------------
          Cameron          6/7/94       Recorded 6/7/94
                                          File 236410
                                          MOB 200

          Iberia           6/6/94       Recorded 6/6/94
                                          Entry No. 94-4017
                                          MOB A-641

          Jefferson        6/6/94       Recorded 6/6/94
                                          Entry No. 9432596
                                          MOB 3656, folio 855

          Lafourche        6/6/94       Recorded 6/6/94
                                          Entry No. 767362
                                          MOB 670, page 682

          Plaquemines      6/7/94       Recorded 6/7/94
                                          MOB 235, folio 1083

          St. Mary         6/6/94       Recorded 6/6/94
                                          Entry No. 208,538
                                          MOB 687

          Terrebonne       6/6/94       Recorded 6/6/94
                                          Entry No. 938445
                                          MOB 980

          Vermilion        6/6/94       Recorded 6/6/94
                                          Mortgage Entry No. 9405602

     B.   Minerals Management Service, Gulf of Mexico Region, June 6, 1994.

          Lease Files:

          OCS-G 0900, OCS-G 0986, OCS-G 0987,
          OCS-G 0991, OCS-G 0992, OCS-G 0993, OCS-G 0994,
          OCS-G 0995, OCS-G 0996, OCS-G 0997, OCS-G 1216,
          OCS-G 1217, OCS-G 1979, OCS-G 1980, OCS-G 1981,
          OCS-G 1982, OCS-G 5517, OCS-G 5625, OCS-G 7793,
          OCS-G 8434, OCS-G 8457, OCS-G 9627, OCS-G 9651,
          OCS-G 10742, OCS-G 10785, OCS-G 6178, OCS-G 6156,
          OCS-G 9086, OCS-G 5171, OCS-G 6048, OCS-G 6069,
          OCS-G 3738, OCS-G 8553, OCS-G 12509, OCS-G 0479.

          To cover Texas Deed of Trust also filed in OCS-G 6178, 6156, 9086, 5171, 6048, 6069, 3738, 8553 and 12509.

4. Amendment No. 2 to Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing dated August 31, 1995 executed by Forest Oil Corporation ("Forest") in favor of Ian G.P. Schottlaender, as Trustee, for the benefit of The Chase Manhattan Bank, as Agent and in favour of the
     Agent:

     RECORDED IN THE STATE OF TEXAS

     COUNTY         DATE FILED     RECORDING INFORMATION
     ------         ----------     ---------------------
     Aransas        9/28/95        Recorded 9/28/95 as
                                   #202631

     Brazoria       9/27/95        Recorded 9/27/95 as
                                   #95-031805

     Calhoun        9/27/95        Recorded 9/27/95 in
                                   Volume 149, Page 818

     Chambers       9/28/95        Recorded 9/29/95 in
                                   Volume 95-277, Page 484

     Galveston      10/11/95       Recorded 10/11/95 as
                                   #9539437

     Hidalgo        9/29/95        Recorded 9/29/95 as
                                   #477853

     Jefferson      9/27/95        Recorded 9/27/95 as
                                   #95-9528748

     Loving         9/28/95        Recorded 9/28/95 in
                                   Volume 48, Page 602

     Matagorda      9/27/95        Recorded 9/27/95 in
                                   Volume 420, Page 675

     Pecos          9/28/95        Recorded 9/28/95 in
                                   Volume 280, Page 450

     Reeves         9/29/95        Recorded 9/29/95 in
                                   Volume 554, Page 415

     Ward           9/29/95        Recorded 9/29/95 in
                                   Volume 181, Page 615

     RECORDED IN THE STATE OF OKLAHOMA

     COUNTY         DATE FILED     RECORDING INFORMATION
     ------         ----------     ---------------------
     Caddo          9/21/95        Recorded 9/21/95 in
                                   Book 2006, Page 63-85
                                   as #95-07098

     Oklahoma       9/21/95        Recorded 9/21/95 No. 3098

     Washita        9/22/95        Recorded 9/22/95 in
                                   Book 826, Page 410-486

     RECORDED IN THE STATE OF WYOMING

     COUNTY         DATE FILED     RECORDING INFORMATION
     ------         ----------     -------------------
     Natrona        9/15/95        Recorded 9/15/95 as
                                   Instrument #567140

     Secretary
      of State      9/19/95        Recorded 9/18/95
                                   Current document ID:
                                   9526112 1CO4

     RECORDED IN THE STATE OF LOUISIANA

     COUNTY         DATE FILED     RECORDING INFORMATION
     ------         ----------     ---------------------
     Cameron        9/19/95        File No:  242694
                                   MOB 212

     Iberia         9/19/95        Entry No: 95-7038
                                   MOB A-665

     Lafourche      9/19/95        Entry No:  787079
                                   MOB 700, folio 23

     Plaquemines    9/20/95        MOB 249, folio 856

     St. Mary       9/19/95        Entry No. 214, 024
                                   MOB 715

     Terrebonne     9/19/95        Entry No. 962561
                                   MOB 1031, page 402

     Vermilion      9/19/95        MOB Entry No. 9509530

     B.   Minerals Management Service, Gulf of Mexico Region, October 10, 1995.

          Lease Files:

          OCS-G 0900, OCS-G 0986, OCS-G 0987, OCS-G 0991,
          OCS-G 0992, OCS-G 0993, OCS-G 0994, OCS-G 0995,
          OCS-G 0996, OCS-G 0997, OCS-G 1216, OCS-G 1217,
          OCS-G 1979, OCS-G 1980, OCS-G 1981, OCS-G 1982,
          OCS-G 5517, OCS-G 5625, OCS-G 7793, OCS-G 8434,
          OCS-G 8457, OCS-G 9627, OCS-G 9651, OCS-G 10742,
          OCS-G 10785, OCS-G 6178, OCS-G 6156, OCS-G 9086,
          OCS-G 5171, OCS-G 6048, OCS-G 6069, OCS-G 3738,
          OCS-G 8553, OCS-G 12509, OCS-G 0479.

5. Amendment No. 3 to Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing dated January 31, 1997 executed by Forest Oil Corporation ("FOREST") in favour of Mary Jo Woodford, as Trustee, for the benefit of The Chase Manhattan Bank, as Agent and in favour of the
     Agent:

     RECORDED IN THE STATE OF OKLAHOMA

     COUNTY         DATE FILED     RECORDING INFORMATION
     ------         ----------     ---------------------
     Washita        2/10/97        Recorded 2/10/97 as
                                   Book 848, Pages 609-701,
                                   #I-167

     Oklahoma       2/11/97        Recorded 2/11/97 as
                                   No. N00612

     Caddo          2/11/97        Recorded 2/11/97 as
                                   Book 2103, Pages 18-56,
                                   #9701091

     RECORDED IN THE STATE OF WYOMING

     COUNTY         DATE FILED     RECORDING INFORMATION
     ------         ----------     ---------------------
     Natrona        2/7/97         Recorded 2/7/97 as
                                   Instrument #591287

     RECORDED IN THE STATE OF LOUISIANA

     PARISH         DATE FILED     RECORDING INFORMATION
     ------         ----------     ---------------------
     Cameron        2/7/97         Recorded 2/7/97 as
                                   MOB 223, File 249344

     Iberia         2/7/97         Recorded 2/7/97 as
                                   MOB A-695, Entry 97-1224

     Jefferson      2/7/97         Recorded 2/7/97 as
                                   MOB 3784, Folio 209, Entry 9706862

     Lafourche      2/7/97         Recorded 2/7/97 as
                                   MOB 733, Folio 862, Entry 809475

     Plaquemines    2/7/97         Recorded 2/7/97 as
                                   MOB 263 Folio 91

     St. Mary       2/7/97         Recorded 2/7/97 as
                                   MOB 748, Entry 221,348

     Terrebonne     2/7/97         Recorded 2/7/97 as
                                   MOB 1090, Entry 991,729

     Vermilion      2/7/97         Recorded 2/7/97 as
                                   Mortgage Entry 9701944

     B.   Minerals Management Service, Gulf of Mexico Region, October 10, 1995.

          Lease Files:

          OCS-G 0900, OCS-G 0986, OCS-G 0987, OCS-G 0991,
          OCS-G 0992, OCS-G 0993, OCS-G 0994, OCS-G 0995,
          OCS-G 0996, OCS-G 0997, OCS-G 1216, OCS-G 1217,
          OCS-G 1979, OCS-G 1980, OCS-G 1981, OCS-G 1982,
          OCS-G 5517, OCS-G 5625, OCS-G 7793, OCS-G 8434,
          OCS-G 8457, OCS-G 9627, OCS-G 9651, OCS-G 10742,
          OCS-G 10785, OCS-G 6178, OCS-G 6156, OCS-G 9086,
          OCS-G 5171, OCS-G 6048, OCS-G 6069, OCS-G 3738,
          OCS-G 8553, OCS-G 12509, OCS-G 0479.

     RECORDED IN THE STATE OF TEXAS

          COUNTY         DATE FILED     RECORDING INFORMATION
          ------         ----------     ---------------------
     A.   Jefferson      2/12/97        Recorded 2/12/97 as
                                        No. 97-9703920

     B. UCC-3 Financing Statement Change (Amendment) by Forest Oil Corporation, as Debtor, and The Chase Manhattan Bank, as Secured Party.

          a.   Orleans Parish, Louisiana
               February 10, 1997
               Entry 36-114843

          b.   Secretary of State of Texas
               December 8, 1993
               Under Entry No. 230027

          c.   Secretary of State of Colorado
               December 9, 1993
               Under Entry No. 932089275

6. Amendment No. 4 to Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing dated August 19, 1997 executed by Forest Oil Corporation ("FOREST") in favour of Mary Jo Woodford, as Trustee, for the benefit of The Chase Manhattan Bank, as Agent and in favour of the
     Agent:

     RECORDED IN THE STATE OF OKLAHOMA

     COUNTY         DATE FILED     RECORDING INFORMATION
     ------         ----------     ---------------------
     Washita        9/12/97        Recorded 9/12/97 as
                                   Book 860, Pages 910-1014,
                                   No. J-1107

     Oklahoma       9/11/97        Recorded 9/11/97 as No. NO 3503

     Caddo          9/10/97        Recorded 9/10/97 as Book 2132, Pages 1-105,
                                   No. 1657

     RECORDED IN THE STATE OF LOUISIANA


      Parish        Date Filed        Recording Information
      ------        ----------        ---------------------
      Cameron       9-8-97            File 252021
                                      MOB 228

      Iberia        9-8-97            Entry 97-7778
                                      MOB A-710

      Jefferson     9-5-97            Entry 9746676
                                      MOB 8812, folio 423

      Lafourche     9-8-97            Entry 820310
                                      MOB 752, page 572

      Plaquemines   9-8-97            MOB 270, folio 329

      St. Mary      9-8-97            Entry 224,643
                                      MOB 765

      Terrebonne    9-8-97            Entry 1005, 527
                                      MOB 1121

      Vermilion     9-8-97            Entry 9710890


     B.   Minerals Management Service, Gulf of Mexico Region, September 8, 1997.

          Lease Files:

          OCS-G 0900, OCS-G 0986, OCS-G 0987, OCS-G 0991,
          OCS-G 0992, OCS-G 0993, OCS-G 0994, OCS-G 0995,
          OCS-G 0996, OCS-G 0997, OCS-G 1216, OCS-G 1217,
          OCS-G 1979, OCS-G 1980, OCS-G 1981, OCS-G 1982,
          OCS-G 5517, OCS-G 5625, OCS-G 7793, OCS-G 8434,
          OCS-G 8457, OCS-G 9627, OCS-G 9651, OCS-G 10742,
          OCS-G 10785, OCS-G 6178, OCS-G 6156, OCS-G 9086,
          OCS-G 5171, OCS-G 6048, OCS-G 6069, OCS-G 3738,
          OCS-G 8553, OCS-G 12509, OCS-G 0479.